Share-Based Compensation	12 Months Ended
Dec. 31, 2025
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION

18. SHARE-BASED COMPENSATION

The Company’s shareholders and Board of Directors approved of 2015 Share Incentive Plan (the “Option Plan”) in order to provide incentives and rewards to the Company’s directors, employees and consultant of the Company. Share options under the Option Plan are generally three types of vesting schedule, which are: (i) 25% of the options vest on the first anniversary of the vesting commencement date and the remaining 75% shall equally vest semi-annually over the next three years; (ii) 25% of the options vest on the first anniversary of the vesting commencement date and the remaining 75% shall equally vest quarterly over the next three years; (iii) 25% of the options vest on the first anniversary of the vesting commencement date and the remaining 75% shall equally vest monthly over the next three years. The option holders can only exercise their vested options after 90 days following the completion of IPO or a sale of all or substantially all assets or equity interests of the Company, subject to compliance of applicable requirements under laws and regulations in the PRC. The Company did not recognize any share-based compensation expense on the share options since the IPO performance condition is deemed to be not probable. As of December 31, 2025, the Company authorized 815,130,483 share options under the Option Plan.

For options granted prior to the IPO, the fair value was estimated using the Binomial Option Pricing Model. For options granted on or after the IPO date, the fair value of the underlying shares is based on the quoted market price on the grant date, and the pre-IPO valuation model assumptions are no longer applied.

The following table sets forth the share options activity for the year ended December 31, 2025:

	Number of shares	Weighted average exercise price	Weighted average remaining contractual years	Aggregate intrinsic value
		US$
Outstanding at December 31, 2024	618,498,590	0.01	3.48	63,779
Granted	6,362,000	0.01
Forfeited	1,769,740	0.01
Outstanding at December 31, 2025	623,090,850	0.01	9.93	71,675

As of December 31, 2024 and 2025, no share options were exercisable. The weighted average grant date fair value of the share options for the years ended December 31, 2024 and 2025 were US$0.11 and US$1.28 per share, respectively. For options granted after the IPO, the fair value is based on the quoted market price on the grant date. The Company extended the expiration date of all unexercised share options to 2035, and none of these options were exercised as of the end of the reporting period.

The fair value of the options is estimated on the dates of grant using the binomial option pricing model with the following key assumptions used:

As of December 31, 2023
Risk-free rate of return (per annum)	4.75% – 5.93%
Volatility	54.5% – 54.7%
Expected dividend yield	—
Exercise multiple	2.2
Fair value of underlying ordinary share	US$0.11
Expected Term	10 years

As of December 31, 2025
Risk-free rate of return (per annum)	4.13%
Volatility	82%
Expected dividend yield	—
Exercise multiple	1.0
Fair value of underlying ordinary share	US$1.28
Expected Term	10 years

The risk-free interest rate was estimated based on the yield to maturity of U.S. treasury bonds denominated in USD for a term consistent with the expected term of the Company’s options in effect at the option valuation date. The expected volatility was estimated based on the historical volatility of comparable peer public companies with a time horizon close to the contract life of the Company’s options. The expected exercise multiple was estimated as the average ratio of the stock price to the exercise price of when employees would decide to voluntarily exercise their vested options. Expected dividend yield is zero as the Company has never declared or paid any cash dividends on its shares, and the Company does not anticipate any dividend payments in the foreseeable future.